Exhibit 10.1
PURDUE TECHNOLOGY CENTER
3000 Kent Avenue
West Lafayette, IN 47906
EXTENSION OF LEASE
     THIS EXTENSION OF LEASE is made this 1 day of April, 2011 by and between PURDUE RESEARCH FOUNDATION (“Landlord”), an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246), and ENDOCYTE (“Tenant”). Landlord and Tenant have previously entered into a lease (the “Lease”) dated March 1, 2010, for space at the Purdue Technology Center, located at 3000 Kent Avenue, West Lafayette, Indiana.
     In consideration of mutual benefits to be derived by the parties, it is agreed that the Lease Term provided under the Lease is hereby extended for a period of nine (9) months, commencing April 1, 2011, and expiring December 31, 2011 (the “Extension Period”). All other terms and conditions of the Lease shall be applicable to such Extension Period(s), except as follows:
1.	The Monthly Rent Installment shall be $27,832.43 ($17.45 x 9,585 square feet and $32.80 x 4,759 square feet / 12 months, plus $886.31 for workstations) and shall remain in effect during the Extension Period unless otherwise altered under the provisions of Section 4 of the Lease.

2.	The Rent shall be $250,491.87 ($27,832.43 x 9 months) and shall remain in effect during the Extension Period unless otherwise altered under the provisions of Section 4 of the Lease.
     It is further agreed that all other terms and conditions of the Lease are hereby affirmed and shall remain in full force and effect during the Extension Period.
     WITNESS the signatures and seals of the above parties as of the day and year first above written.

LANDLORD:	PURDUE RESEARCH FOUNDATION an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246)
	By:	/s/ Gregory W. Deason
Gregory W. Deason
Vice President, Real Estate and Research Park Development
ATTEST:

By:	/s/ Timothy R. Peoples
Timothy R. Peoples
Director, Purdue Technology Centers

TENANT:	ENDOCYTE
	By:	/s/ Ron Ellis
Ron Ellis
President and CEO